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                                                                    EXHIBIT 10.4


                          REGISTRATION RIGHTS AGREEMENT



          THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into this _____ day of August, 1996, between (i) SPECIALTY RETAIL GROUP, INC., a Florida corporation (the "Company") and (ii) PETER SAYET and HOWARD GREEN (each a "Holder" and collectively the "Holders").

                                    RECITALS

     A. The Company is contemporaneously issuing and delivering to Holders an aggregate of 650,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock") as part of the settlement of Case No. 82-03746 heretofore pending in the 11th Judicial Circuit Court in and for Dade County, Florida (the "Settlement").

     B. The Company has agreed to provide to Holder certain registration rights with respect to the 650,000 shares of Common Stock issued to Holder (such 650,000 shares of Common Stock being referred to herein as the "Restricted Shares").

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises and covenants set forth herein as well as in that certain Agreement of Settlement and Compromise, dated as of August ___, 1996, between Peter Sayet, the Company and the other "Defendants" named therein, the parties agree as follows:


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          1.   REGISTRATION RIGHTS.

               (a) INCIDENTAL (PIGGYBACK) REGISTRATION. Subject to the limitations set forth in this Agreement, if the Company at any time within two
(2) years of the date hereof proposes to file on its behalf and/or on behalf of any of its security holders ("the demanding security holders") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Securities Exchange Act of 1934) of the Company, it will give written notice to the Holders at least 15 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Restricted Shares as Holder may request.

          If either Holder desires to have Restricted Shares registered under this Section 1, he shall advise the Company in writing within 10 days after the date of receipt of such offer from the Company, setting forth the amount of such Restricted


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Shares for which registration is requested.  The Company shall thereupon include in such filing the number of shares of Restricted Shares for which registration is so requested, subject of the following. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, the Company shall not be required to include any of the Restricted Shares in such underwriting unless the Holder(s) agree(s) to accept the offering on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration; provided, however, that: (i) if the managing underwriter determines the advises the Company in writing that the inclusion of all Restricted Shares proposed to be included by the Holders in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by the persons other than the Holders, the Company and any demanding security holder (the "Other Shares") would jeopardize the success of the Company's offering, then the Company shall be required to include in the offering (in addition to the number of shares to be sold by the Company and any demanding security holder) only that number of Restricted Shares that the managing underwriter believes will not jeopardize the success of the Company's offering and the number of Restricted Shares and Other Shares not included in such underwritten public offering shall be reduced pro rata based upon the number of shares of Restricted Shares and Other Shares requested by the


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holders thereof to be registered in such underwritten public offering; and (ii)
in each case all shares of Common Stock owned by the Holders which are not included in the underwritten public offering shall be withheld from the market by the Holder for a period, not to exceed ninety (90) calendar days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. In the event the Company chooses a registration form which limits the size offering either in terms of the number of shares of dollar amount, the Company shall not be required to include in the offering (in addition to the number of shares to be sold by the Company) Restricted Shares which would exceed such limits.

               (b) SHELF REGISTRATION. Subject to the limitations set forth in this Agreement, the Company will file as promptly as possible (and in no event later than September 6, 1996) a registration statement (the "Shelf Registration Statement") on Form S-3 or other applicable form covering the Holders' resale of up to all of the Restricted Shares, from time to time in market transactions or otherwise, and thereafter shall use its best efforts to cause the Shelf Registration Statement to be declared effective as soon as practicable following such filing and to maintain such effectiveness for a period of two years from the date hereof (or such shorter period after which the appropriate holding period for the Restricted Shares under Rule 144(d) shall have expired); PROVIDED, HOWEVER, that the Company shall not be obligated to maintain the effectiveness of


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the Shelf Registration Statement pursuant to this Section 1(b) or to deliver any prospectus under the Shelf Registration Statement after the Holders have sold, whether pursuant to any of the provisions contemplated by this Agreement or otherwise, all of the Restricted Shares.

          2. REGISTRATION PROCEDURES. If the Company is required by the provisions of Section 1 to use its best efforts to effect the registration of any of its securities under the Securities Act, the Company will, expeditiously as possible:

               (a) prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become and remain effective for the time period specified in 1(b);

               (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement;

               (c) furnish to the Holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Holders may reasonably request;


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               (d)  use its best efforts to register or qualify the securities covered by such Registration Statement under such securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as Holder shall reasonably request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction (x) in which it is not then qualified or to file any general consent to service of process, or (y) if such qualification would subject the Company to taxation in such jurisdiction), and do such other reasonable acts and thing as may be required of it to enable Holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement; and

               (e) promptly notify in writing the Holders of the happening of any event, during the period of distribution, as a result of which the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall promptly provide the Holders with revised or supplemental prospectuses and if so requested by the Company in writing, the Holders shall promptly take action to cease making any offers of the Restricted Shares until the earlier of (x) ten business days after receipt of such notice, and (y) receipt and distribution of such revised or supplemental prospectuses).


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          3.   EXPENSES.  All expenses incurred in complying with this
Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses (including attorneys' fees) of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2(d), shall be paid by the Company, except that the Company shall not be liable for any fees, discounts or commissions to any underwriter or broker in respect of the Restricted Shares or any fees or disbursements of counsel for either Holder.

          4. INDEMNIFICATION. In the event of any registration of any Restricted Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each such broker or any other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in any registration statement under which such Restricted Shares were registered under the Securities Act, any final prospectus contained therein, or any amendment or


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supplement thereto, or any document prepared and/or furnished by the Company incident to the registration or qualification of any Restricted Shares, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any final prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violations by the Company of the Securities Act or state securities or "blue sky" laws applicable to the Company relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such underwriter, broker or other person acting on behalf of such seller and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action. Each of the Holders severally agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in this Section 4 for the indemnification of such prospective seller and underwriter by the Company) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement or final prospectus contained therein or any amendment or supplement thereto, if such untrue


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statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Holder for use in the preparation of such registration statement, final prospectus or amendment or supplement. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 4, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of such claim and/or the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which conflict in any material respect with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 4, such indemnifying party shall reimburse such indemnified party and shall not have the right to


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assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 4. The indemnifying party shall not make any settlement of any claims indemnified against thereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

          5. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. The Company's obligations under Section 1 are expressly conditioned upon Holders furnishing to the Company in writing such information concerning the Holders and the terms of such Holders' proposed offering of Restricted Shares as the Company shall reasonably request for inclusion in the Registration Statement.

          6.   MISCELLANEOUS.

               (a) NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, delivered by reputable overnight courier, telecopied and confirmed separately in writing by a copy mailed as follows or sent by registered mail or certified mail, return receipt requested, postage prepaid, addressed as follows:


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          IF TO THE COMPANY:  Specialty Retail Group, Inc.
                              1720 Post Road East, Suite 112
                              Westport, Connecticut  06880

                              WITH A COPY TO:

                              Richard A. Roth
                              Littman Krooks & Roth, P.C.
                              120 West 45th Street
                              New York, New York  10036

          IF TO HOLDER:       c/o Howard Green
                              825 South Bayshore Drive,
                                Suite 1846 - Tower III
                              Miami, Florida  33131

               (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that Holder's rights hereunder may not be transferred to any person without the written consent of the Company.

               (c) GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida, without regard to the provisions thereof relating to conflict of laws.

               (d) SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               (e) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and


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intended to be a complete exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

               (f) COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately, constitute one agreement.

               (g) PURCHASE FOR INVESTMENT AND PROSPECTUS DELIVERY. Each of the Holders hereby severally represents that (x) he is acquiring the Restricted Shares for investment and, except as contemplated hereby, not with a view toward distribution within the meaning of applicable Federal and state securities laws, and (y) he will timely deliver (or cause to be delivered) to any purchaser of the Restricted Shares a copy of the final Prospectus included in the Shelf Registration Statement and theretofore made available to Holder by the Company.

          IN WITNESS WHEREOF, the Company and Holders have executed this Agreement as of the date first above written.

                                   SPECIALTY RETAIL GROUP, INC.


                                   By:  /s/ KEVIN R. GREEN
                                        -----------------------------------


                                   /s/ PETER SAYET
                                   ----------------------------------------
                                   Peter Sayet


                                   /s/ HOWARD GREEN
                                   ----------------------------------------
                                   Howard Green


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